Exhibit 4.2

VULCAN MATERIALS COMPANY
and
WILMINGTON TRUST COMPANY,
Trustee

FIRST SUPPLEMENTAL INDENTURE
Dated as of December 11, 2007
to
SENIOR DEBT INDENTURE
Dated as of December 11, 2007

Floating Rate Notes due 2010
5.60% Notes due 2012
6.40% Notes due 2017
7.15% Notes due 2037

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TABLE OF CONTENTS
(continued)

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TABLE OF CONTENTS
(continued)

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     FIRST SUPPLEMENTAL INDENTURE, dated as of December 11, 2007 (this “Supplemental Indenture”), between Vulcan Materials Company, a corporation duly organized and existing under the laws of the State of New Jersey, having its principal office at 1200 Urban Center Drive, Birmingham, Alabama 35242 (the “Company”), and Wilmington Trust Company, a corporation duly organized and existing under the laws of the State of Delaware, as trustee (the “Trustee”).
     WHEREAS, the Company executed and delivered the senior debt indenture, dated as of December 11, 2007, to the Trustee (as heretofore supplemented, the “Indenture”), to provide for the issuance of the Company’s notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series;
     WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of four new series of its notes under the Indenture to be known as its “Floating Rate Notes due 2010” (the “2010 Notes”), “5.60% Notes due 2012” (the “2012 Notes”),“6.40% Notes due 2017” (the “2017 Notes”) and “7.15% Notes due 2037” (the “2037 Notes”), the form and substance of each such series and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture;
     WHEREAS, the Board of Directors of the Company and the Pricing Committee thereof, pursuant to resolutions duly adopted on November 12, 2007 and December 6, 2007, respectively, has duly authorized the issuance of the 2010 Notes, 2012 Notes, 2017 Notes and the 2037 Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect each such issuance;
     WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Article Two and Section 901(7) of the Indenture;
     WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture; and
     WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make each of the 2010 Notes, the 2012 Notes, the 2017 Notes and the 2037 Notes, each when executed by the Company and authenticated and delivered by the Trustee or an authentication agent, the valid obligations of the Company, have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects;
     NOW THEREFORE, in consideration of the premises and the purchase and acceptance of each of the 2010 Notes, the 2012 Notes, the 2017 Notes and the 2037 Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of each of the 2010 Notes, the 2012 Notes, the 2017 Notes and the 2037 Notes, the Company covenants and agrees, with the Trustee, as follows:

ARTICLE ONE
DEFINITIONS
Section 101. Definition of Terms.
     Unless the context otherwise requires:
     (a) each term defined in the Indenture has the same meaning when used in this Supplemental Indenture;
     (b) the singular includes the plural and vice versa; and
     (c) headings are for convenience of reference only and do not affect interpretation.
     “Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which the Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the assets of the Company and the assets of its subsidiaries, taken as a whole, to one or more Persons (other than the Company or one of its subsidiaries); or (3) the first day on which a majority of the members of the Board of Directors of the Company is composed of members who are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of the Company immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.
     “Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date of this Supplemental Indenture or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
     “Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.
     A “London business day” is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.
     “Moody’s” means Moody’s Investors Service, Inc.
     “Rating Agency” means in respect of any series of Securities (a) each of Moody’s and S&P; and (b) if either of Moody’s or S&P ceases to rate the Securities of such series or fails to make a rating of the Securities of such series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Company and certified by the Company’s Board of Directors as a replacement agency for the agency that ceased such rating or failed to make it publicly available.
     “S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc.
     “Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
ARTICLE TWO
GENERAL TERMS AND CONDITIONS OF THE 2010 NOTES
Section 201. Designation and Principal Amount.
     There is hereby authorized and established a series of Securities under the Indenture, designated as the “Floating Rate Notes due 2010”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2010 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2010 Notes, pursuant to Section 303 of the Indenture.
Section 202. Maturity.
     The Stated Maturity of principal for the 2010 Notes will be December 15, 2010.
Section 203. Further Issues.
     The Company may from time to time, without the consent of the Holders of the 2010 Notes, issue additional notes of that series. Any such additional notes will have the same ranking, interest rate, maturity date and other terms as the 2010 Notes. Any such additional notes, together with the 2010 Notes herein provided for, will constitute a single series of Securities under the Indenture.

Section 204. Form and Payment.
     Principal of, premium, if any, and interest on the 2010 Notes shall be payable in U.S. dollars.
Section 205. Global Securities.
     Upon the original issuance, the 2010 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will issue the 2010 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.
Section 206. Definitive Form.
     If (a) the Depositary is at any time unwilling or unable to continue as depositary or ceases to be a registered clearing agency and, in either case, a successor depositary is not appointed by the Company within 90 days of notice thereof, (b) an Event of Default has occurred with regard to the 2010 Notes and has not been cured or waived, or (c) the Company at any time and in its sole discretion determines not to have the 2010 Notes represented by Global Securities, the Company may issue the 2010 Notes in definitive form in exchange for such Global Securities. In any such instance, an owner of a beneficial interest in 2010 Notes will be entitled to physical delivery in definitive form of 2010 Notes, equal in principal amount to such beneficial interest and to have 2010 Notes registered in its name as shall be established in a Company Order.
Section 207. Interest.
     (a) The 2010 Notes will bear interest (computed on the basis of the actual number of days in an interest period and a 360-day year) from December 11, 2007 (or from the most recent Interest Payment Date to which interest has been paid or duly provided for; provided, that, notwithstanding Section 113 of the Indenture, if an Interest Payment Date (other than in the case of the Stated Maturity of the 2010 Notes) falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next Succeeding Business Day unless such next succeeding Business Day would be in the following month, in which case, the Interest Payment Date shall be the immediately preceding Business Day) payable quarterly on March 15, June 15, September 15 and December 15, commencing March 15, 2008, to the person in whose name the 2010 Notes were registered at the close of business on the 15th day preceding the Interest Payment Date (whether or not a Business Day).
     (b) The 2010 Notes will bear interest for each interest period at a rate determined by the calculation agent. The calculation agent will be the Paying Agent until such time as the Company shall appoint a successor calculation agent. The interest rate on the 2010 Notes for a particular interest period will be a per annum rate equal to three-month USD LIBOR as determined on the interest determination date plus 1.25%. The interest determination date for an interest period shall be the second London business day preceding that interest period. Promptly upon determination, the calculation agent will inform the Trustee and the Company of the interest rate for the next interest period. Absent manifest error, the determination of the interest rate by the calculation agent shall be binding and conclusive on the Holders of the 2010 Notes, the Trustee and the Company.
     On any interest determination date, LIBOR shall be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on “Reuters Page LIBOR01” as reported by Bloomberg Financial Commodities News at approximately 11:00 a.m., London time, on such interest determination date. If, on an interest determination date, such rate does not appear on the “Reuters Page LIBOR01” as of 11:00 a.m., London time, or if the “Reuters Page LIBOR01” is not available on such date, the calculation agent shall obtain such rate from Bloomberg L.P.’s page “BBAM”.
     If no offered rate appears on “Reuters Page LIBOR01” or Bloomberg L.P. page “BBAM” on an interest determination date at approximately 11:00 a.m., London time, then the calculation agent (after consultation with the Company) will select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the calculation agent shall select three major banks (which may include Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC) in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR shall be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period shall be set equal to the rate of LIBOR for the then current interest period.
     (c) Upon written request from any Holder of 2010 Notes, the calculation agent will provide the interest rate in effect for the 2010 Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period. Dollar amounts resulting from such calculation shall be rounded to the nearest cent, with one-half cent being rounded upward.
Section 208. Authorized Denominations.
     The 2010 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 209. Redemption.
     The 2010 Notes shall not be redeemable prior to their maturity.
Section 210. Change of Control.
      (a) Upon the occurrence of a 2010 Change of Control Repurchase Event (as defined below), the Company shall make an irrevocable offer to each Holder of 2010 Notes to repurchase all or any part (equal to or in excess of $2,000 and in integral multiples of $1,000) of such Holder’s 2010 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2010 Notes repurchased plus accrued and unpaid interest, if any, on the 2010 Notes repurchased to, but not including, the date of repurchase.
     (b) Within 30 days following any 2010 Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but in either case, after the public announcement of such Change of Control, the Company shall mail, or shall cause to be mailed, to each Holder of 2010 Notes, with a copy to the Trustee, a notice:
          (i) describing the transaction or transactions that constitute or may constitute the 2010 Change of Control Repurchase Event;
          (ii) offering to repurchase all 2010 Notes tendered;
          (iii) setting forth the payment date (the “2010 Change of Control Payment Date”) for the repurchase of the 2010 Notes, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed;
          (iv) if mailed prior to the date of consummation of the Change of Control, stating that the offer to repurchase is conditioned on a 2010 Change of Control Repurchase Event occurring on or prior to the 2010 Change of Control Payment Date specified in such notice;
          (v) disclosing that any 2010 Note not tendered for repurchase will continue to accrue interest; and
          (vi) specifying the procedures for tendering 2010 Notes.
     (c) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2010 Notes as a result of a 2010 Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the 2010 Change of Control Repurchase Event provisions of the 2010 Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the 2010 Change of Control Repurchase Event provisions of the 2010 Notes by virtue of such conflict.

     (d) On the repurchase date following a 2010 Change of Control Repurchase Event, the Company shall, to the extent lawful:
          (i) accept for payment all 2010 Notes or portions thereof properly tendered pursuant to such offer;
          (ii) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all 2010 Notes or portions thereof properly tendered; and
          (iii) deliver or cause to be delivered to the Trustee the 2010 Notes properly accepted, together with an Officers’ Certificate of the Company stating the aggregate principal amount of 2010 Notes or portions thereof being repurchased by the Company.
     (e) The Paying Agent will promptly distribute to each Holder of 2010 Notes properly tendered the purchase price for such 2010 Notes deposited with the Paying Agent by the Company, the Company will execute and the Authenticating Agent, upon the execution and delivery by the Company of such 2010 Notes, will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new 2010 Note equal in principal amount to any unpurchased portion of any 2010 Notes surrendered; provided that each new 2010 Note will be in a principal amount of an integral multiple of $1,000.
     (f) The Company shall not be required to make an offer to repurchase the 2010 Notes upon a 2010 Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all 2010 Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any 2010 Notes if there has occurred and is continuing on the 2010 Change of Control Payment Date an Event of Default in respect of any series of notes under the Indenture, other than a default in the payment of all or any portion of the aggregate purchase price in respect of all 2010 Notes or portions thereof properly tendered in connection with a Change of Control Repurchase Event.
     (g) Solely for purposes of this Section 210 in connection with the 2010 Notes, the following terms shall have the following meanings:
     “2010 Below Investment Grade Ratings Event” means that on any day commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which period will be extended following consummation of a Change of Control for up to an additional 60 days for so long as either of the Rating Agencies has publicly announced that it is considering a possible ratings change), the 2010 Notes are downgraded to a rating that is below Investment Grade by each of the Rating Agencies (regardless of whether the rating prior to such downgrade was Investment Grade or below Investment Grade).
     “2010 Change of Control Repurchase Event” means the occurrence of both a Change of Control and a 2010 Below Investment Grade Ratings Event.

Section 211. Appointment of Agents.
     Citibank, N.A. will initially be the Security Registrar, Paying Agent and calculation agent for the 2010 Notes and will act as such only at its offices (a) for Securities transfer purposes and for purposes of presentment and surrender of Securities for the final distributions thereon, at Citibank, N.A., 111 Wall Street, 15th Floor, New York, New York 10005, Attention: 15th Floor Window and (b) for all other purposes, at Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York, 10013, Attention: Agency & Trust, Vulcan Materials Company; or any other address that the Securities Registrar and Paying Agent may designate with respect to itself from time to time by notice to the Trustee, the Company and the Holders.
Section 212. Company to Furnish Trustee Names and Addresses of Holders.
     Notwithstanding Section 701(a) of the Indenture, the Company will furnish or will cause to be furnished to the Trustee quarterly, not later than each Interest Payment Date with respect to the 2010 Notes, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of 2010 Notes as of the day 15 days preceding (whether or not a Business Day) such Interest Payment Date.
ARTICLE THREE
GENERAL TERMS AND CONDITIONS OF THE 2012 NOTES
Section 301. Designation and Principal Amount.
     There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.60% Notes due 2012”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2012 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2012 Notes, pursuant to Section 303 of the Indenture.
Section 302. Maturity.
     The Stated Maturity of principal for the 2012 Notes will be November 30, 2012.
Section 303. Further Issues.
     The Company may from time to time, without the consent of the Holders of the 2012 Notes, issue additional notes of that series. Any such additional notes will have the same ranking, interest rate, maturity date and other terms as the 2012 Notes. Any such additional notes, together with the 2012 Notes herein provided for, will constitute a single series of Securities under the Indenture.
Section 304. Form and Payment.
     Principal of, premium, if any, and interest on the 2012 Notes shall be payable in U.S. dollars.
Section 305. Global Securities.
     Upon the original issuance, the 2012 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will issue the 2012 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 306. Definitive Form.
     If (a) the Depositary is at any time unwilling or unable to continue as depositary or ceases to be a registered clearing agency and, in either case, a successor depositary is not appointed by the Company within 90 days of notice thereof, (b) an Event of Default has occurred with regard to the 2012 Notes and has not been cured or waived, or (c) the Company at any time and in its sole discretion determines not to have the 2012 Notes represented by Global Securities, the Company may issue the 2012 Notes in definitive form in exchange for such Global Securities. In any such instance, an owner of a beneficial interest in 2012 Notes will be entitled to physical delivery in definitive form of 2012 Notes, equal in principal amount to such beneficial interest and to have 2012 Notes registered in its name as shall be established in a Company Order.
Section 307. Interest.
     The 2012 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from December 11, 2007 at the rate of 5.60% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from December 11, 2007, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 30 and November 30, commencing on May 30, 2008; and the record date for the interest payable on any Interest Payment Date is the close of business on May 15 or November 15 (whether or not such day is a Business Day), as the case may be, next preceding the relevant Interest Payment Date.
Section 308. Authorized Denominations.
     The 2012 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Section 309. Redemption.
     The 2012 Notes are subject to redemption at the option of the Company as set forth in the form of 2012 Note attached hereto as Exhibit B.
Section 310. Change of Control.
      (a) Upon the occurrence of a 2012 Change of Control Repurchase Event (as defined below), unless the Company has exercised its right to redeem all 2012 Notes in accordance with the redemption terms as set forth in the 2012 Notes, the Company shall make an irrevocable offer to each Holder of 2012 Notes to repurchase all or any part (equal to or in excess of $2,000 and in integral multiples of $1,000) of such Holder’s 2012 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2012 Notes repurchased plus accrued and unpaid interest, if any, on the 2012 Notes repurchased to, but not including, the date of repurchase.

     (b) Within 30 days following any 2012 Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but in either case, after the public announcement of such Change of Control, the Company shall mail, or shall cause to be mailed, to each Holder of 2012 Notes, with a copy to the Trustee, a notice:
          (i) describing the transaction or transactions that constitute or may constitute the 2012 Change of Control Repurchase Event;
          (ii) offering to repurchase all 2012 Notes tendered;
          (iii) setting forth the payment date (the “2012 Change of Control Payment Date”) for the repurchase of the 2012 Notes, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed;
          (iv) if mailed prior to the date of consummation of the Change of Control, stating that the offer to repurchase is conditioned on a 2012 Change of Control Repurchase Event occurring on or prior to the 2012 Change of Control Payment Date specified in such notice;
          (v) disclosing that any 2012 Note not tendered for repurchase will continue to accrue interest; and
          (vi) specifying the procedures for tendering 2012 Notes.
     (c) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2012 Notes as a result of a 2012 Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the 2012 Change of Control Repurchase Event provisions of the 2012 Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the 2012 Change of Control Repurchase Event provisions of the 2012 Notes by virtue of such conflict.
     (d) On the repurchase date following a 2012 Change of Control Repurchase Event, the Company shall, to the extent lawful:
          (i) accept for payment all 2012 Notes or portions thereof properly tendered pursuant to such offer;
          (ii) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all 2012 Notes or portions thereof properly tendered; and
          (iii) deliver or cause to be delivered to the Trustee the 2012 Notes properly accepted, together with an Officers’ Certificate of the Company stating the aggregate principal amount of 2012 Notes or portions thereof being repurchased by the Company.

     (e) The Paying Agent will promptly distribute to each Holder of 2012 Notes properly tendered the purchase price for such 2012 Notes deposited with the Paying Agent, the Company will execute and the Authenticating Agent, upon the execution and delivery by the Company of such 2012 Notes, will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new 2012 Note equal in principal amount to any unpurchased portion of any 2012 Notes surrendered; provided that each new 2012 Note will be in a principal amount of an integral multiple of $1,000.
     (f) The Company shall not be required to make an offer to repurchase the 2012 Notes upon a 2012 Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all 2012 Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any 2012 Notes if there has occurred and is continuing on the 2012 Change of Control Payment Date an Event of Default in respect of any series of notes under the Indenture, other than a default in the payment of all or any portion of the aggregate purchase price in respect of all 2012 Notes or portions thereof properly tendered in connection with a Change of Control Repurchase Event.
     (g) Solely for purposes of this Section 310 in connection with the 2012 Notes, the following terms shall have the following meanings:
     “2012 Below Investment Grade Ratings Event” means that on any day commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which period will be extended following consummation of a Change of Control for up to an additional 60 days for so long as either of the Rating Agencies has publicly announced that it is considering a possible ratings change), the 2012 Notes are downgraded to a rating that is below Investment Grade by each of the Rating Agencies (regardless of whether the rating prior to such downgrade was Investment Grade or below Investment Grade).
     “2012 Change of Control Repurchase Event” means the occurrence of both a Change of Control and a 2012 Below Investment Grade Ratings Event.
Section 311. Appointment of Agents.
     Citibank, N.A. will initially be the Security Registrar and Paying Agent for the 2012 Notes and will act as such only at its offices (a) for Securities transfer purposes and for purposes of presentment and surrender of Securities for the final distributions thereon, at Citibank, N.A., 111 Wall Street, 15th Floor, New York, New York 10005, Attention: 15th Floor Window and (b) for all other purposes, at Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York, 10013, Attention: Agency & Trust, Vulcan Materials Company; or any other address that the Securities Registrar and Paying Agent may designate with respect to itself from time to time by notice to the Trustee, the Company and the Holders.

ARTICLE FOUR
GENERAL TERMS AND CONDITIONS OF THE 2017 NOTES
Section 401. Designation and Principal Amount.
     There is hereby authorized and established a series of Securities under the Indenture, designated as the “6.40% Notes due 2017”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2017 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2017 Notes, pursuant to Section 303 of the Indenture.
Section 402. Maturity.
     The Stated Maturity of principal for the 2017 Notes will be November 30, 2017.
Section 403. Further Issues.
     The Company may from time to time, without the consent of the Holders of the 2017 Notes, issue additional notes of that series. Any such additional notes will have the same ranking, interest rate, maturity date and other terms as the 2017 Notes. Any such additional notes, together with the 2017 Notes herein provided for, will constitute a single series of Securities under the Indenture.
Section 404. Form and Payment.
     Principal of, premium, if any, and interest on the 2017 Notes shall be payable in U.S. dollars.
Section 405. Global Securities.
     Upon the original issuance, the 2017 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will issue the 2017 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.
Section 406. Definitive Form.
     If (a) the Depositary is at any time unwilling or unable to continue as depositary or ceases to be a registered clearing agency and, in either case, a successor depositary is not appointed by the Company within 90 days of notice thereof, (b) an Event of Default has occurred with regard to the 2017 Notes and has not been cured or waived, or (c) the Company at any time and in its sole discretion determines not to have the 2017 Notes represented by Global Securities, the Company may issue the 2017 Notes in definitive form in exchange for such Global Securities. In any such instance, an owner of a beneficial interest in 2017 Notes will be entitled to physical delivery in definitive form of 2017 Notes, equal in principal amount to such beneficial interest and to have 2017 Notes registered in its name as shall be established in a Company Order.

Section 407. Interest.
     The 2017 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from December 11, 2007 at the rate of 6.40% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from December 11, 2007, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 30 and November 30, commencing on May 30, 2008; and the record date for the interest payable on any Interest Payment Date is the close of business on May 15 or November 15 (whether or not such day is a Business Day), as the case may be, next preceding the relevant Interest Payment Date.
Section 408. Authorized Denominations.
     The 2017 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Section 409. Redemption.
     The 2017 Notes are subject to redemption at the option of the Company as set forth in the form of 2017 Note attached hereto as Exhibit C.
Section 410. Change of Control.
     (a) Upon the occurrence of a 2017 Change of Control Repurchase Event (as defined below), unless the Company has exercised its right to redeem all 2017 Notes in accordance with the redemption terms as set forth in the 2017 Notes, the Company shall make an irrevocable offer to each Holder of 2017 Notes to repurchase all or any part (equal to or in excess of $2,000 and in integral multiples of $1,000) of such Holder’s 2017 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2017 Notes repurchased plus accrued and unpaid interest, if any, on the 2017 Notes repurchased to, but not including, the date of repurchase.
     (b) Within 30 days following any 2017 Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but in either case, after the public announcement of such Change of Control, the Company shall mail, or shall cause to be mailed, to each Holder of 2017 Notes, with a copy to the Trustee, a notice:
          (i) describing the transaction or transactions that constitute or may constitute the 2017 Change of Control Repurchase Event;
          (ii) offering to repurchase all 2017 Notes tendered;
          (iii) setting forth the payment date (the “2017 Change of Control Payment Date”) for the repurchase of the 2017 Notes, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed;

          (iv) if mailed prior to the date of consummation of the Change of Control, stating that the offer to repurchase is conditioned on a 2017 Change of Control Repurchase Event occurring on or prior to the 2017 Change of Control Payment Date specified in such notice;
          (v) disclosing that any 2017 Note not tendered for repurchase will continue to accrue interest; and
          (vi) specifying the procedures for tendering 2017 Notes.
     (c) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2017 Notes as a result of a 2017 Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the 2017 Change of Control Repurchase Event provisions of the 2017 Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the 2017 Change of Control Repurchase Event provisions of the 2017 Notes by virtue of such conflict.
     (d) On the repurchase date following a 2017 Change of Control Repurchase Event, the Company shall, to the extent lawful:
          (i) accept for payment all 2017 Notes or portions thereof properly tendered pursuant to such offer;
          (ii) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all 2017 Notes or portions thereof properly tendered; and
          (iii) deliver or cause to be delivered to the Trustee the 2017 Notes properly accepted, together with an Officers’ Certificate of the Company stating the aggregate principal amount of 2017 Notes or portions thereof being repurchased by the Company.
     (e) The Paying Agent will promptly distribute to each Holder of 2017 Notes properly tendered the purchase price for such 2017 Notes deposited with the Paying Agent by the Company, the Company will execute and the Authenticating Agent, upon the execution and delivery by the Company of such 2017 Notes, will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new 2017 Note equal in principal amount to any unpurchased portion of any 2017 Notes surrendered; provided that each new 2017 Note will be in a principal amount of an integral multiple of $1,000.
     (f) The Company shall not be required to make an offer to repurchase the 2017 Notes upon a 2017 Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all 2017 Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any 2017 Notes if there has occurred and is continuing on the 2017 Change of

Control Payment Date an Event of Default in respect of any series of notes under the Indenture, other than a default in the payment of all or any portion of the aggregate purchase price in respect of all 2017 Notes or portions thereof properly tendered in connection with a Change of Control Repurchase Event.
     (g) Solely for purposes of this Section 410 in connection with the 2017 Notes, the following terms shall have the following meanings:
     “2017 Below Investment Grade Ratings Event” means that on any day commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which period will be extended following consummation of a Change of Control for up to an additional 60 days for so long as either of the Rating Agencies has publicly announced that it is considering a possible ratings change), the 2017 Notes are downgraded to a rating that is below Investment Grade by each of the Rating Agencies (regardless of whether the rating prior to such downgrade was Investment Grade or below Investment Grade).
     “2017 Change of Control Repurchase Event” means the occurrence of both a Change of Control and a 2017 Below Investment Grade Ratings Event.
Section 411. Appointment of Agents.
     Citibank, N.A. will initially be the Security Registrar and Paying Agent for the 2017 Notes and will act as such only at its offices (a) for Securities transfer purposes and for purposes of presentment and surrender of Securities for the final distributions thereon, at Citibank, N.A., 111 Wall Street, 15th Floor, New York, New York 10005, Attention: 15th Floor Window and (b) for all other purposes, at Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York, 10013, Attention: Agency & Trust, Vulcan Materials Company; or any other address that the Securities Registrar and Paying Agent may designate with respect to itself from time to time by notice to the Trustee, the Company and the Holders.
ARTICLE FIVE
GENERAL TERMS AND CONDITIONS OF THE 2037 NOTES
Section 501. Designation and Principal Amount.
     There is hereby authorized and established a series of Securities under the Indenture, designated as the “7.15% Notes due 2037”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2037 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2037 Notes, pursuant to Section 303 of the Indenture.
Section 502. Maturity.
     The Stated Maturity of principal for the 2037 Notes will be November 30, 2037.

Section 503. Further Issues.
     The Company may from time to time, without the consent of the Holders of the 2037 Notes, issue additional notes of that series. Any such additional notes will have the same ranking, interest rate, maturity date and other terms as the 2037 Notes. Any such additional notes, together with the 2037 Notes herein provided for, will constitute a single series of Securities under the Indenture.
Section 504. Form and Payment.
     Principal of, premium, if any, and interest on the 2037 Notes shall be payable in U.S. dollars.
Section 505. Global Securities.
     Upon the original issuance, the 2037 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will issue the 2037 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.
Section 506. Definitive Form.
     If (a) the Depositary is at any time unwilling or unable to continue as depositary or ceases to be a registered clearing agency and, in either case, a successor depositary is not appointed by the Company within 90 days of notice thereof, (b) an Event of Default has occurred with regard to the 2037 Notes and has not been cured or waived, or (c) the Company at any time and in its sole discretion determines not to have the 2037 Notes represented by Global Securities, the Company may issue the 2037 Notes in definitive form in exchange for such Global Securities. In any such instance, an owner of a beneficial interest in 2037 Notes will be entitled to physical delivery in definitive form of 2037 Notes, equal in principal amount to such beneficial interest and to have 2037 Notes registered in its name as shall be established in a Company Order.
Section 507. Interest.
     The 2037 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from December 11, 2007 at the rate of 7.15% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from December 11, 2007, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 30 and November 30, commencing on May 30, 2008; and the record date for the interest payable on any Interest Payment Date is the close of business on May 15 or November 15 (whether or not such day is a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

Section 508. Authorized Denominations.
     The 2037 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Section 509. Redemption.
     The 2037 Notes are subject to redemption at the option of the Company as set forth in the form of 2037 Note attached hereto as Exhibit D.
Section 510. Change of Control.
     (a) Upon the occurrence of a 2037 Change of Control Repurchase Event (as defined below), unless the Company has exercised its right to redeem all 2037 Notes in accordance with the redemption terms as set forth in the 2037 Notes, the Company shall make an irrevocable offer to each Holder of 2037 Notes to repurchase all or any part (equal to or in excess of $2,000 and in integral multiples of $1,000) of such Holder’s 2037 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2037 Notes repurchased plus accrued and unpaid interest, if any, on the 2037 Notes repurchased to, but not including, the date of repurchase.
     (b) Within 30 days following any 2037 Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but in either case, after the public announcement of such Change of Control, the Company shall mail, or shall cause to be mailed, to each Holder of 2037 Notes, with a copy to the Trustee, a notice:
          (i) describing the transaction or transactions that constitute or may constitute the 2037 Change of Control Repurchase Event;
          (ii) offering to repurchase all 2037 Notes tendered;
          (iii) setting forth the payment date (the “2037 Change of Control Payment Date”) for the repurchase of the 2037 Notes, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed;
          (iv) if mailed prior to the date of consummation of the Change of Control, stating that the offer to repurchase is conditioned on a 2037 Change of Control Repurchase Event occurring on or prior to the 2037 Change of Control Payment Date specified in such notice;
          (v) disclosing that any 2037 Note not tendered for repurchase will continue to accrue interest; and
          (vi) specifying the procedures for tendering 2037 Notes.
     (c) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2037

Notes as a result of a 2037 Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the 2037 Change of Control Repurchase Event provisions of the 2037 Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the 2037 Change of Control Repurchase Event provisions of the 2037 Notes by virtue of such conflict.
     (d) On the repurchase date following a 2037 Change of Control Repurchase Event, the Company shall, to the extent lawful:
          (i) accept for payment all 2037 Notes or portions thereof properly tendered pursuant to such offer;
          (ii) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all 2037 Notes or portions thereof properly tendered; and
          (iii) deliver or cause to be delivered to the Trustee the 2037 Notes properly accepted, together with an Officers’ Certificate of the Company stating the aggregate principal amount of 2037 Notes or portions thereof being repurchased by the Company.
     (e) The Paying Agent will promptly distribute to each Holder of 2037 Notes properly tendered the purchase price for such 2037 Notes deposited with the Paying Agent by the Company, the Company will execute and the Authenticating Agent, upon the execution and delivery by the Company of such 2037 Notes, will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new 2037 Note equal in principal amount to any unpurchased portion of any 2037 Notes surrendered; provided that each new 2037 Note will be in a principal amount of an integral multiple of $1,000.
     (f) The Company shall not be required to make an offer to repurchase the 2037 Notes upon a 2037 Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all 2037 Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any 2037 Notes if there has occurred and is continuing on the 2037 Change of Control Payment Date an Event of Default in respect of any series of notes under the Indenture, other than a default in the payment of all or any portion of the aggregate purchase price in respect of all 2037 Notes or portions thereof properly tendered in connection with a Change of Control Repurchase Event.
     (g) Solely for purposes of this Section 510 in connection with the 2037 Notes, the following terms shall have the following meanings:
     “2037 Below Investment Grade Ratings Event” means that on any day commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which period will be extended following consummation of a Change of Control for up to an additional 60 days for so long as either of the Rating Agencies has publicly announced that it is considering a possible ratings change), the 2037 Notes are downgraded to a rating that is below Investment Grade by each of the Rating Agencies (regardless of whether the rating prior to such downgrade was Investment Grade or below Investment Grade).
     “2037 Change of Control Repurchase Event” means the occurrence of both a Change of Control and a 2037 Below Investment Grade Ratings Event.
Section 511. Appointment of Agents.
     Citibank, N.A. will initially be the Security Registrar and Paying Agent for the 2037 Notes and will act as such only at its offices (a) for Securities transfer purposes and for purposes of presentment and surrender of Securities for the final distributions thereon, at Citibank, N.A., 111 Wall Street, 15th Floor, New York, New York 10005, Attention: 15th Floor Window and (b) for all other purposes, at Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York, 10013, Attention: Agency & Trust, Vulcan Materials Company; or any other address that the Securities Registrar and Paying Agent may designate with respect to itself from time to time by notice to the Trustee, the Company and the Holders.
ARTICLE SIX
FORMS OF NOTES
Section 601. Form of 2010 Notes.
     The 2010 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit A hereto.
Section 602. Form of 2012 Notes.
     The 2012 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit B hereto.
Section 603. Form of 2017 Notes.
     The 2017 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit C hereto.
Section 604. Form of 2037 Notes.
     The 2037 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit D hereto.

ARTICLE SEVEN
ORIGINAL ISSUE OF NOTES
Section 701. Original Issue of 2010 Notes.
     The 2010 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2010 Notes as in such Company Order provided.
Section 702. Original Issue of 2012 Notes.
     The 2012 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2012 Notes as in such Company Order provided.
Section 703. Original Issue of 2017 Notes.
     The 2017 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2017 Notes as in such Company Order provided.
Section 704. Original Issue of 2037 Notes.
     The 2037 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2037 Notes as in such Company Order provided.
ARTICLE EIGHT
MISCELLANEOUS
Section 801. Ratification of Indenture.
     The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided; provided that the provisions of this Supplemental Indenture apply solely with respect to the 2010 Notes, the 2012 Notes, the 2017 Notes and the 2037 Notes.
Section 802. Trustee Not Responsible for Recitals.
     The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 803. Governing Law.
     This Supplemental Indenture, each 2010 Note, each 2012 Note, each 2017 Note and each 2037 Note shall be governed by and construed in accordance with the laws of the State of New York.
Section 804. Separability.
     In case any one or more of the provisions contained in this Supplemental Indenture, the 2010 Notes, the 2012 Notes, the 2017 Notes or the 2037 Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the notes, but this Supplemental Indenture and the notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.
Section 805. Counterparts.
     This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

VULCAN MATERIALS COMPANY
By:	/s/ Daniel F. Sansone
	Name:	Daniel F. Sansone
	Title:	Chief Financial Officer

WILMINGTON TRUST COMPANY, as Trustee
By:	/s/ Michael G. Oller, Jr.
	Name:	Michael G. Oller, Jr.
	Title:	Senior Financial Services Officer

Acknowledged:
CITIBANK, N.A.,
      as initial Authenticating Agent, Paying Agent and Security Registrar and Calculation Agent

By:	/s/ John J. Byrnes
	Name:	John J. Byrnes
	Title:	Vice President

EXHIBIT A
FORM OF 2010 NOTES
[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
VULCAN MATERIALS COMPANY
FLOATING RATE NOTE DUE 2010

No.	$
CUSIP No.
     Vulcan Materials Company, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ______ Dollars on [___], 2010, and to pay interest thereon from [___] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on [___], [___], [___] and [___] in each year, commencing [___], 2008 at the rate set forth in the [___], until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate set forth in the [___] on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [___] day preceding the Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

VULCAN MATERIALS COMPANY

By:

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.
WILMINGTON TRUST COMPANY,
     as Trustee

By:
Authorized Officer
          or
WILMINGTON TRUST COMPANY,
     as Trustee
By: CITIBANK, N.A., as Authenticating Agent

By:
Authorized Officer

(FORM OF REVERSE OF 2010 NOTE)
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of December 11, 2007 (herein called the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 11, 2007, between the Company and Wilmington Trust Company, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.
     The Securities are not subject to redemption.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive and other covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security. In addition, upon the Company’s exercise of the option provided in Section 1301 to obtain a covenant defeasance with respect to this Security, the Company shall be released from its obligations under Section 210 of the First Supplemental Indenture (in addition to the Sections provided in Section 1303 of the Indenture) with respect to this Security on and after the date the applicable conditions set forth in Section 1304 are satisfied.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     Except as set forth in Article Thirteen of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of [$        ] and multiples of [$        ] thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT B
FORM OF 2012 NOTES
[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
VULCAN MATERIALS COMPANY
5.60% NOTE DUE 2012

No.	$
CUSIP No.
     Vulcan Materials Company, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of                      Dollars on [___], 2012, and to pay interest thereon from [___] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on [___] and [___] in each year, commencing [___], 2008 at the rate of [___]% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of [___]% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this

Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [___] or [___] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

VULCAN MATERIALS COMPANY

By:

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.
WILMINGTON TRUST COMPANY,
     as Trustee

By:
Authorized Officer
          or
WILMINGTON TRUST COMPANY,
     as Trustee
By: CITIBANK, N.A., as Authenticating Agent

By:
Authorized Officer

(FORM OF REVERSE OF 2012 NOTE)
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of December 11, 2007 (herein called the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 11, 2007, between the Company and Wilmington Trust Company, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.
     The Securities are subject to redemption upon not less than 30 days’ nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) one hundred percent (100%) of the principal amount of the Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus [___] basis points, and plus accrued and unpaid interest, if any, on the Securities being redeemed to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.
     The Independent Investment Banker (as defined below) will calculate the Redemption Price.
     “Treasury Rate” means, with respect to the Securities on any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining term of those Securities.
     “Comparable Treasury Price” means, with respect to the Securities on any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release)

is not published or does not contain such prices on such Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee as directed by the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and the Securities on any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.
     “Reference Treasury Dealer” means each of Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall replace that former dealer with another Primary Treasury Dealer.
     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive and other covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security. In addition, upon the Company’s exercise of the option provided in Section 1301 to obtain a covenant defeasance with respect to this Security, the Company shall be released from its obligations under Section 310 of the First Supplemental Indenture (in addition to the Sections provided in Section 1303 of the Indenture) with respect to this Security on and after the date the applicable conditions set forth in Section 1304 are satisfied.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     Except as set forth in Article Thirteen of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of [$___] and multiples of [$___] thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT C
FORM OF 2017 NOTES
[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
VULCAN MATERIALS COMPANY
% NOTE DUE 2017

No.	$
CUSIP No.
     Vulcan Materials Company, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _____ Dollars on [___], 2017, and to pay interest thereon from [___] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on [___] and [___] in each year, commencing [___], 2008 at the rate of [___]% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of [___]% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this

Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [___] or [___] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

VULCAN MATERIALS COMPANY

By:

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.
WILMINGTON TRUST COMPANY,
     as Trustee

By:
Authorized Officer
          or
WILMINGTON TRUST COMPANY,
      as Trustee
By: CITIBANK, N.A., as Authenticating Agent

By:
Authorized Officer

(FORM OF REVERSE OF 2017 NOTE)
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of December 11, 2007 (herein called the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 11, 2007, between the Company and Wilmington Trust Company, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.
     The Securities are subject to redemption upon not less than 30 days’ nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) one hundred percent (100%) of the principal amount of the Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus [___] basis points, and plus accrued and unpaid interest, if any, on the Securities being redeemed to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.
     The Independent Investment Banker (as defined below) will calculate the Redemption Price.
     “Treasury Rate” means, with respect to the Securities on any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining term of those Securities.
     “Comparable Treasury Price” means, with respect to the Securities on any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release)

is not published or does not contain such prices on such Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee as directed by the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and the Securities on any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.
     “Reference Treasury Dealer” means each of Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall replace that former dealer with another Primary Treasury Dealer.
     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive and any other covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security. In addition, upon the Company’s exercise of the option provided in Section 1301 to obtain a covenant defeasance with respect to this Security, the Company shall be released from its obligations under Section 410 of the First Supplemental Indenture (in addition to the Sections provided in Section 1303 of the Indenture) with respect to this Security on and after the date the applicable conditions set forth in Section 1304 are satisfied.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     Except as set forth in Article Thirteen of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of [$___] and multiples of [$___] thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT D
FORM OF 2037 NOTES
[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
VULCAN MATERIALS COMPANY
[__]% NOTE DUE 2037

No.	$
CUSIP No.
     Vulcan Materials Company, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of                      Dollars on [___], 2037, and to pay interest thereon from [___] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on [___] and [___] in each year, commencing [___], 2008 at the rate of [___]% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of [___]% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [___] or [___] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

VULCAN MATERIALS COMPANY

By:

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.
WILMINGTON TRUST COMPANY,
     as Trustee

By:
Authorized Officer
          or
WILMINGTON TRUST COMPANY,
      as Trustee
By: CITIBANK, N.A., as Authenticating Agent

By:
Authorized Officer

(FORM OF REVERSE OF 2037 NOTE)
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of December 11, 2007 (herein called the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 11, 2007, between the Company and Wilmington Trust Company, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.
     The Securities are subject to redemption upon not less than 30 days’ nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) one hundred percent (100%) of the principal amount of the Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus [___] basis points, and plus accrued and unpaid interest, if any, on the Securities being redeemed to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.
     The Independent Investment Banker (as defined below) will calculate the Redemption Price.
     “Treasury Rate” means, with respect to the Securities on any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining term of those Securities.
     “Comparable Treasury Price” means, with respect to the Securities on any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release)

is not published or does not contain such prices on such Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee as directed by the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and the Securities on any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.
     “Reference Treasury Dealer” means each of Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall replace that former dealer with another Primary Treasury Dealer.
     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive and other covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security. In addition, upon the Company’s exercise of the option provided in Section 1301 to obtain a covenant defeasance with respect to this Security, the Company shall be released from its obligations under Section 510 of the First Supplemental Indenture (in addition to the Sections provided in Section 1303 of the Indenture) with respect to this Security on and after the date the applicable conditions set forth in Section 1304 are satisfied.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     Except as set forth in Article Thirteen of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of [$___] and multiples of [$___] thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.